Exhibit 99.1

Fox-Pitt,
Kelton’s
Bermuda in
Boston
Insurance
Conference
__________

September 20, 2005

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation
Act of 1995:  This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects.  Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in
our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities
Exchange Act of 1934 as amended.  These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties.  In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved.  We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE
Group’s public filings with the SEC.

In certain instances when presenting PXRE’s results, management has included and discussed certain “non-GAAP” financial measures.  For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period.  Management believes that providing non-GAAP financial measures such as  operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors.  The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

Non-GAAP Financial Measures

Business Overview

Jeff Radke
CEO

Hurricane Katrina

Impact of $235 to $300 million after consideration of
reinsurance and reinstatement premiums

Katrina is more difficult to evaluate than typical
wind-driven event given the uncertainty surrounding
coverage issues, lack of credible flood models

Our range is consistent with an industry loss of $30
to $40 billion

Revised 2005 guidance of a loss $85 million to $165
million, assuming no major catastrophes for the
remainder of the year

Market Opportunities

PXRE’s franchise is well positioned to take advantage of
improved market conditions and  gain market share

Katrina will most likely be largest natural peril industry loss ever, possibly doubling Hurricane Andrew, the next largest

Feedback from Monte Carlo meetings was very positive

Substantial increases in rates and improvements in terms and conditions

These rate increases are on top of 2005 strong pricing
environment

Proven ability to fully participate in post-event hard market opportunities

Almost all of PXRE’s lines of business will be positively
impacted

Market Conditions

Recent Events

Sources:  Benfield, Sigma and PCS.

Recent events resulted in more attractive pricing environment for the
2005 renewal season, 2006 poised for further improvement

2004 Hurricane Season

4 of top 6 U.S. hurricane losses in
history

Large Caribbean losses

Japanese Typhoons

Additional property losses for
international reinsurers

Industry exposure approximates
$6 billion

Asian Tsunami (December 2004)

Windstorm Erwin (January 2005)

Hurricane Katrina

2006 Outlook is Outstanding

Recent Hard Markets

77.1%

58.5%

Average Combined Ratio

20.6%

18.0%

Average ROE

43.8%

34.8%

Average Loss Ratio

Rate growth in
20% to 30%
range

330%

86%

Growth in Average Annual
Net Earned Premium 1

2006 to ?

2002 to 2005 2

1993 to 1997

Hard market and normalized catastrophe activity should result in low 20s
ROEs and mid 50s combined ratios

1  Over the preceding calendar year

2   2002 to June 30, 2005; excludes exited lines and impact of Hurricane Katrina; includes $143.7 million and 18.3 loss ratio points related to impact of 2004 Florida Hurricanes

The PXRE Franchise

Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace

Established in 1986; the longest tenured short-tail specialist reinsurer

One of the leading property retrocessional writers in the world

Strong underwriting team with proven long-term track record

Operations in Bermuda, Europe and the United States

“A” rated by both A.M. Best and S&P (on negative watch since Katrina)

Well positioned to benefit from upcoming attractive market conditions in the property catastrophe reinsurance and retrocessional business

Proven Strategy

Focus on core, profitable short-tail segments

Maintain strict risk controls

Apply extensive technical analysis to underwriting

Continue disciplined management of capital across
underwriting cycles

A proven strategy, generating superior underwriting results and attractive returns on capital over the long-term

Retro Market Leader

PXRE is among the top 4 retrocessional market participants
worldwide

Retro business is a unique niche with fewer competitors than traditional reinsurance

Underwriting retrocessional business requires specialized skills

PXRE’s proprietary models and market tenure allow it to
successfully underwrite despite the lack of transparency

Client relationships are critical

Retro business has higher returns than traditional
catastrophe reinsurance

Proven Performance
Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to June 30, 2005 = 50%

($ in millions)

By Geography

By Line of Business

2004 NPW = $307 million

2005 Projected NPW

Geographically Diversified
Business Mix

Superior Underwriting Technology
and Risk Management

Crucible

Risk management system

Combines proprietary retro and other models with 3rd party
models

Capital allocated to each deal based on profitability and
correlation

Allows 3rd party model optimization

Cap on zonal aggregates

Based on contractual limits

Monitored dynamically by Crucible

Risk limits

Set to ensure ability to fully participate after the event

Percent of capital varies with market conditions

Financial Overview

John Modin
CFO

Financial Strategy

Target ROE of 15% over the cycle

Superior financial strength ratings

Rated “A” by S&P and A.M. Best (on negative watch since Katrina)

Conservative investment philosophy

Disciplined capital management

Subordinated debt (trust preferred) to capital ratio of 18% (as of
June 30, 2005)

Dividend yield of 2.4% (as of September 16, 2005)

Only underwriting risk varies with the cycle

42%

66%

23%

43%

$2.00

$66

76

17

164

163

$192

YTD 2Q 2005

Selected Ratios:

47%

49%

74%

      Loss Ratio

31%

26%

24%

      Expense Ratio

78%

75%

98%

       Actual Combined Ratio

Y 2002

Y 2003

Y 2004

($ in millions, except per share data)

Selected Income Statement Items:

$367

$339

$346

      Gross Premiums Written

269

321

308

      Net Premiums Earned

176

262

302

      Net Premiums Earned – Cat & Risk Excess

25

27

26

      Net Investment Income

108

160

70

      Underwriting Income – Cat & Risk Excess

$65

$97

$23

      Net Income

$3.28

$4.10

$0.82

      Diluted Earnings per Share

28%

27%

66%

Loss Ratio on Cat & Risk Excess

• Florida Hurricanes added 44 loss points to the year ended December 31, 2004

• Windstorm Erwin added 17 loss points to year-to-date June 30, 2005

Financial Performance

Balance Sheets

Does not reflect impact of Hurricane Katrina

($ in millions, except per share data)

June 30, 2005

Assets

Investments

$1,221

$1,150

Reinsurance Receivables

63

69

Other Assets

214

235

Total Assets

$1,498

$1,454

Liabilities:

Loss Reserves

$419

$460

Debt

167

167

Other Liabilities

149

130

Total Liabilities

$735

$757

Shareholders’ Equity:

Convertible Preferred

63

164

Common Equity

700

533

Total Shareholders’ Equity

763

697

Total Liabilities and Shareholders’ Equity

$1,498

$1,454

December 31, 2004

June 2005 Post-Conversion
Capital Structure

($ in millions, except per share data)

06/30/2005

12/31/2004

Shareholders’ Equity:

Convertible Preferred

$63

$164

(1)

Common Equity

700

533

Total Shareholders’ Equity

$763

$697

(2)

Notes

(1)  8% Cash pay coupon, equivalent to 4.8 million fully diluted shares ($13.26 conversion price)

(2)  Total shares outstanding (if converted method) of  33.6 million

Assets

Reinsurance receivables reduced by 61% from 2003 to June 30, 2005

Only $2.2 million of reinsurance receivables due from reinsurers rated less than
A-, without collateral, or non-current

$200 million transfer of capital from PXRE US to PXRE Bermuda during 2004

Liabilities

Year-end loss reserves vetted by third-party actuarial firm

During 2004, reduced GL reserves by 65% and finite reserves by 43% through commutations and loss payments

Shareholders’ Equity

Raised $98 million of primary capital in late 2004

$101 million of convertible preferred converted in March 2005 – only $63 million of converts remain

Cash dividends instead of PIK on the remaining  convertible preferred

Recent Initiatives Significantly
Improved Financial Position

Combined Ratio

Return on Equity

Hard market and normalized catastrophe activity should result in low 20s
ROEs and mid 50s combined ratios

Key Operating Metrics Show
Strength of Business

Prudent Investment Philosophy

Investment Portfolio

Hedge Fund Portfolio

Capital preservation is key goal

High quality, low duration fixed income portfolio
supplemented by a small fund-of-funds hedge
fund portfolio

Very low correlation between underwriting and
financial risks

Detailed portfolio guidelines and controls –
diligent monitoring

Third party investment managers:

Gen Re New England Asset Management
(GRNEAM) – match liabilities with high
quality fixed income securities

Mariner Investments – manages alternative
investments focusing on strategies with better
risk adjusted returns than straight equity or
fixed income portfolios

Fixed Income Portfolio – risk averse to interest
rate and credit risks

AA+

Weighted Average
Credit Rating:

$1.2 billion

Market Value:

2.0 years

Duration:

Fixed Maturities and ST Investment

S&P 500

CISDM Index

PXRE Portfolio

Average Annual Return

7.69%

7.36%

10.42%

Standard Deviation

19.57

5.52

6.57